                                                                 EXHIBIT 10.1.11

                             CITY OF WEST CHICAGO


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                              ORDINANCE NO. 4025

                           AMENDS CODE OF ORDINANCES
                  EXTENDING THE FRANCHISE FOR JONES SPACELINK
                              TO NOVEMBER 30, 2000

--------------------------------------------------------------------------------

                                 ADOPTED BY THE
                                  CITY COUNCIL
                                     OF THE
                              CITY OF WEST CHICAGO
                               SEPTEMBER 2, 1997
--------------------------------------------------------------------------------

Published in pamphlet form by the authority of the City Council of the City of West Chicago, DuPage County, Illinois, this 10th day of September, 1997

KRM:SS 8-28-97 WC-ORD.CAB
                              ORDINANCE NO. 4025
                                            ----
          AN ORDINANCE AMENDING THE CODE OF ORDINANCES OF THE CITY OF
             WEST CHICAGO - APPENDIX I, CITY OF WEST CHICAGO CABLE
           TELEVISION FRANCHISE ORDINANCE - EXTENDING THE FRANCHISE
                 GRANTED PURSUANT THERETO TO NOVEMBER 30, 2000
               AND AMENDING VARIOUS PROVISIONS THEREOF - JONES
                  GROWTH PARTNERS, L.P. D/B/A JONES SPACELINK

     WHEREAS, the City Council of the City of West Chicago has heretofore enacted Ordinance No. 1591, entitled "AN ORDINANCE GRANTING A FRANCHISE CONCERNING THE ESTABLISHMENT, CONSTRUCTION, OPERATION, AND MAINTENANCE OF A CABLE TELEVISION SYSTEM IN THE CITY OF WEST CHICAGO", said Ordinance having been passed and approved on or about July 6, 1982 and becoming effective on or about August 1, 1982; and,

     WHEREAS, said Ordinance, as amended from time to time, is codified at Appendix I of the City's Code of Ordinances as the City of West Chicago Cable Television Franchise Ordinance (said Ordinance, as amended, being hereinafter referred to as the "Cable Ordinance"); and,

     WHEREAS, the Cable Ordinance granted a fifteen (15) year nonexclusive franchise (the "Franchise") for the establishment, construction, operation and maintenance of a cable television system within the City; and,

     WHEREAS, Jones Growth Partners, L.P., a Colorado limited partnership d/b/a Jones Spacelink ("Jones"), is the current holder of the Franchise; and,

     WHEREAS, the City and Jones have engaged in the process of negotiating an extension and/or renewal of the Franchise, pursuant to the Cable Communications Policy Act of 1984, as amended, 47 U.S.C. Section 601 et seq.; and,

     WHEREAS, Jones has requested that the term of the Franchise be extended to November 30, 2000; and,

     WHEREAS, the City has reviewed Jones' performance under the Franchise, has identified the future cable-related needs and interests of the community, has considered the financial, legal and technical qualifications of Jones to provide cable television service in the City, and has considered plans for operating and maintaining the cable system during the term of a renewed franchise; and,

     WHEREAS, after affording the public adequate notice and an opportunity for comment, the corporate authorities of the City have determined that it is in the public interest to extend the term of the Franchise as requested by Jones, and to amend various

ORDINANCE NO. 4025
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provisions of the Cable Ordinance with respect to the Franchise.

     NOW, THEREFORE, BE IT ORDAINED by the City Council of the City of West Chicago, Illinois, in regular session assembled, as follows:

     Section 1. That the term of the Franchise be and hereby is extended to
     ---------
November 30, 2000, subject to the amendments to the Cable Ordinance set forth in
Section 2 of this Ordinance.

     Section 2. That the Cable Ordinance, Appendix I of the Code of Ordinances
     ---------
of the City of West Chicago, be and the same is hereby amended as follows:

        A.   By deleting Article I, Sections 1(c) and (e) in their entirety.

        B. By deleting Article I, Section 2(a) in its entirety and in lieu thereof, the following language shall be substituted:

             "(a) Basic cable means any service tier which includes the retransmission of local television broadcast signals and the public, educational and governmental access channels."

        C. By deleting Article I, Section 2(d) in its entirety and in lieu thereof, the following language shall be substituted:

             "(d) Company means Jones Growth Partners, L.P., a Colorado limited partnership d/b/a Jones Spacelink, with its principal place of business at 9697 East Mineral Avenue, Englewood, Colorado, 80112 and its local business office at 1101 E. Roosevelt Road, Wheaton, Illinois, 60187."

        D.   By deleting Article I, Section 2(1)(10) in its entirety.

        E. By deleting Article I, Section 4(b) in its entirety and in lieu thereof, the following language shall be substituted:

             "(b) The grant and/or any extension or renewal thereof shall be in full force and effect from and after acceptance by the company as provided in Section 37 of this Article, and the same shall continue in full force and effect to and including November 30, 2000, at which time the grant shall become null and void unless extended or renewed."
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ORDINANCE NO. 4025
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        F.   By adding the following additional language to Article I, Section
             4(c):

             . . .", upon terms and conditions which are not more favorable or less burdensome than this grant and subject to all applicable federal and state laws relating to the grant of additional cable television franchises."

        G. By deleting Article I, Section 8 in its entirety and in lieu thereof, the following language shall be substituted:

             "Section 8. Rates.

             (a) The company shall establish rates for its services in accordance with all applicable federal, state and/or local statutes, codes, rules, regulations and/or ordinances. Such rates shall be nondiscriminatory and shall be applied fairly and uniformly to all subscribers, provided, however, that nothing contained herein shall be deemed to prohibit reasonable promotional rates which may, from time to time, be less than the standard rates established by the company.

             (b) The company shall maintain, and file with the City, a complete schedule of subscriber rates including all fees and charges for services. Such rates may be changed only in accordance with the limitations and procedures provided under applicable federal, state and/or local statutes, codes, rules, regulations and/or ordinances, and in any event, the company shall notify the city not less than sixty (60) days prior to any change in rates.

             (c) The company shall furnish, without installation charge or monthly service fee, one line connection and outlet, and all services in the basic service tier and cable programming service tiers offered by the company, to the city hall and to each public works building, other municipal building, fire station, library building, park district building, township building and school building within the city. The company shall provide additional line connections and/or outlets to such buildings at the request of the unit of local government, and may charge the requesting unit of local government for the actual material and labor costs of such additional line connections and/or outlets.

             (d) Charges shall abate pro rata in the event that service to a subscriber is interrupted for more than twenty-four (24) hours for any reason whatsoever."
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ORDINANCE NO. 4025
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        H.   By deleting Article I, Section 10(a) in its entirety and in lieu thereof, the following language shall be substituted:

             "(a) The company shall pay to the city for the right, privilege and franchise in connection with the grant, an amount equal to five (5) percent of the gross revenues per annum. Payment shall be quarterly within thirty (30) days following the 31st of December, 31st of March, the 30th of June and 30th of September. Each payment shall be accompanied by a statement under oath from an official or representative of the company having the requisite knowledge to make such a statement certifying the gross revenues upon which the payment is based. The city reserves the right at any time to increase or decrease the franchise fee not to exceed the maximum allowable percentage or amount under applicable law."

        I. By deleting Article I, Section 10(e) in its entirety and in lieu thereof, the following language shall be substituted:

             "(e) Within ninety (90) days of the end of each fiscal year of the company, the company shall file with the corporate authorities its annual report prepared, certified and audited by the company's auditors, showing the financial status of the company. In addition, with each quarter-yearly payment of the franchise fee, the company shall file with the city a financial statement showing the total gross revenues generated by the system facilities for the reporting period, which shall be certified by the company's certified public accountant. The city reserves the right to make its own independent audit of the gross revenues generated by the system facilities for any reporting period. If such audit reveals the underpayment of the franchise fee by more than five (5) percent of the amount due to the city, the company shall reimburse the city for the costs of such audit."

        J.   By deleting Article I, Sections 10(h) and (i) in their entirety.

        K.   By deleting Article I, Section 11 in its entirety.

        L. By deleting Article I, Sections 12(h)(1), (2), (3), (4) and (5) in their entirety and in lieu thereof, the following language shall be substituted:

             "(1)  A copy of the company's annual report to the FCC
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ORDINANCE NO. 4025
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             relating to the system.

             (2) A report detailing any changes during said fiscal year with respect to persons who at any time during the preceding year controlled or benefitted from an interest in the company of five (5) percent or more, creditors secured by pledges or other forms of security interest in the system, and/or unsecured creditors whose claims in respect to the operation of the system in the city exceed fifty thousand dollars ($50,000.00).

             (3) A summary list of all complaints received and system "down time" experienced during the year.

             (4) Copies of the most current surety bonds for the company and certificates of insurance regarding the system."

        M. By deleting Article I, Sections 12(k), (l) and (m) in their entirety.

        N. By deleting the first sentence of Article I, Section 13 in its entirety and in lieu thereof, the following language shall be substituted:

             . . ."The city and company shall hold scheduled performance evaluation sessions on or before November 15 of each year.". . .

        O. By adding the following additional language to the first sentence of Article I, Section 14:

             . . .", except as otherwise provided by applicable federal or state law, in which case renewal shall be governed by such applicable federal or state law:"

        P.   By deleting Article I, Section 14(h) in its entirety.

        Q. By deleting all references to the language "coinsured" and "two hundred fifty thousand dollars ($250,000.00)" contained in
             Article I, Section 16(c) in their entirety, and in lieu thereof, the following language shall be respectively substituted:

             . . ."Additional insureds" ... and ... "five hundred thousand dollars ($500,000.00)". . .

        R. By deleting Article I, Section 18(f) in its entirety and in lieu thereof, the following language shall be substituted:
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ORDINANCE NO. 4025
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             "(f) No consent or approval of the city required pursuant to this section shall be effective unless and until the company, or its successor or assign, has reimbursed the city for the costs and expenses incurred by the city in connection with the city's review and grant thereof, including but not limited to consultant and attorney fees, as follows:

             (1) For the full amount of such costs and expenses up to five thousand dollars ($5,000.00); and,

             (2) For one half of the amount of such costs and expenses in excess of five thousand dollars ($5,000.00)."

        S.   By deleting Article I, Sections 19(h) and (j) in their entirety.

        T. By deleting Article I, Section 21(a) in its entirety and in lieu thereof, the following language shall be substituted:

             "(a) The system shall have a subscriber network with fifty-four
             (54) downstream television channel capacity, as a minimum; and an institutional network, consisting of two (2) dark fiber optic strands and two (2) fiber optic terminations at each site, capable of carrying voice, full motion video, audio and data communications, which shall interconnect the West Chicago headend and the following public buildings on or before November 30, 1997:

                   (1)  City Hall;
                   (2)  City Museum;
                   (3)  Police Station;
                   (4)  Sewer Treatment Plant;
                   (5)  Street Department Building;
                   (6)  Water Works Building;
                   (7) West Chicago Fire Protection District Administration Building;
                   (8)  West Chicago Public Library District Library Building;
                   (9)  West Chicago Park District Administration Building;
                   (10) West Chicago High School;
                   (11) West Chicago Jr. High School; and,
                   (12) West Chicago Elementary School District No. 33
                        Administration Building.

             The company shall maintain and replace, as necessary,

ORDINANCE NO. 4025
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             said dark fiber optic strands. The city shall provide all equipment and materials necessary to activate and use said fiber optic strands. In the event that the city grants a competing franchise for the provision of cable television services within the city and the grantee of such competing franchise commences the provision of such services within the city prior to November 30, 2000, the company shall be entitled to a credit against the payment of franchise fees in the amount of twelve thousand five hundred dollars ($12,500.00).

             The Company shall extend the institutional network so as to interconnect with specified additional public buildings and/or facilities of the city or other units of local government lying wholly or partly within the city, at the request of the city or such other unit of local government, provided, however, that the company may charge the requesting unit of local government for the actual material and labor costs of such extensions."

        U. By deleting the last sentence of Article I, Section 21(c) in its entirety.

        V. By deleting Article I, Section 21(d) in its entirety and in lieu thereof, the following language shall be substituted:

             "(d) The system shall carry available local television stations in accordance with all applicable federal and state laws."

        W.   By deleting Article I, Section 21(e)(4) in its entirety.

        X. By deleting the last sentence of Article I, Section 21(e) in its entirety and in lieu thereof, the following language shall be substituted:

             . . . "The company shall provide the city with the capability to broadcast live, on a twenty four (24) hour per day basis, on the municipal access channel and the public access channel, from the city council chambers located in city hall and the local origination and access studio. In addition, the company shall broadcast, at the city's request, up to four (4) meetings per year of the governing body or specified committees or commissions of one or more units of local government lying wholly or partly within the city, provided, however, that the city shall make such requests to the company in writing not less than three (3) weeks prior to each such meeting, that such meetings shall not be conducted on a Saturday

ORDINANCE NO. 4025
              ----
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             or Sunday, that such meetings shall commence not later than nine
             o'clock (9:00) P.M., and that each day of any multiday meetings shall be considered a separate meeting. The company shall not be responsible for the content of such meetings, or for technical problems encountered during such broadcasts."

        Y. By deleting Article I, Sections 21(f), (g), (h), (i) and (j) in their entirety and in lieu thereof, the following language shall be substituted:

             "(f) In addition to the local television stations and access channels required pursuant to this section, the system shall provide cable programming services, premium services and/or pay-per-view services, in the following broad categories:


                   (1) Children;
                   (2) Family oriented;
                   (3) Educational programming;
                   (4) News & Information;
                   (5) Weather;
                   (6) Sports;
                   (7) Ethnic/Minority programming;
                   (8) Arts, culture and performing arts; and,
                   (9) General Entertainment.

             (g) The company shall provide leased access on the system in accordance with all applicable federal and state laws."

        Z. By deleting Article I, Section 22(b) in its entirety and in lieu thereof, the following language shall be substituted:

             "(b) The company shall establish and maintain at 150 E. Roosevelt Road, West Chicago, Illinois, a local origination and access studio for the production of local programming by the city, units of local government lying wholly or partly within the city and public service organizations serving the city."

        AA. By adding the following additional language to Article I, Section 22(c):

             . . . "upon request of the city made not less than two (2) business days prior to the event to be taped or broadcast."

        BB.  By deleting the second sentence of Article I, Section 23,

ORDINANCE NO. 4025
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------------------
             in its entirety and in lieu thereof, the following language shall be substituted:

             . . ."The foregoing notwithstanding, the company shall be allowed to perform monitoring which is necessary to the normal delivery of system services; provided however, that such monitoring shall be done in a manner that does not infringe upon the rights of subscribers." . . .

        CC. By deleting the last sentence of Article I, Section 24(a) in its entirety and in lieu thereof, the following language shall be substituted:

             . . ."If, subsequently, such telephone and electric utility facilities are placed underground, the company's facilities in such area shall be placed underground."

        DD.  By deleting Article I, Section 24(g) in its entirety.

        EE. By adding the following additional language to Article I, Section 26(b)(1):

             . . ."and an additional cash grant of twenty-five thousand dollars ($25,000.00) on or before September 30, 1997;"


        FF. By deleting Article I, Section 26(b)(2) through (9) in their entirety and in lieu thereof, the following language shall be substituted:

             "(2) Conveyance, by appropriate bill(s) of sale, of all furnishings and equipment installed on or before September 30, 1997, in the local origination and access studio and/or city hall by the company and/or its predecessors in interest, including, but not limited to video and audio equipment, control equipment, teleprompters, racks, drapes, lights and cabinets, and the following additional items of equipment:

                   A.   A three-quarter inch (3/4") video recorder;
                   B.   A three-quarter inch (3/4") video player; and,
                   C.   A three-quarter inch (3/4") video editor-controller.

             Upon the request of the foundation, the company shall so convey the following playback equipment located at company's Wheaton facilities: A GVG 10x1 video-audio line switcher, two (2) three-quarter inch (3/4") video players, three (3) black and white monitors, a character generator, a time based corrector and a rack to house

ORDINANCE NO. 4025
              ----
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------------------
             same. The company shall promptly move said playback equipment to the local origination and access studio and thereafter, the foundation shall be responsible for programming playback on the access channels.

             (3) Local origination and access staff support over the life of the franchise, specifically including labor for installation, set up, maintenance and minor repair of all of the foundation's local origination and access equipment and provision of one (1) programming director to assist in local origination and access programming and training.

             (4) Five (5) one-thousand-dollar-scholarships per year during the life of the franchise to students residing within the West Chicago School District 94 boundaries, with the award of the scholarships to be made by the foundation with the cooperation of the school district administration or equivalent.

             (5) The company's intern program (CIP) to train local students in television technology and production in cooperation with area schools and institutions."

        GG. By deleting Article I, Sections 26(c) and (d) in their entirety and in lieu thereof, the following language shall be substituted:

             "(c) The company shall not require a charge to be paid by users of the public, educational, and municipal access channels. Usage of those channels will be governed by the foundation."

        HH. By deleting all reference to the language "two hundred fifty thousand dollars ($250,000.00)" contained in Article I, Section 27(a) in its entirety and in lieu thereof, the following language shall be substituted:

             . . ."five hundred thousand dollars ($500,000.00)" . . .

        II. By deleting Article I, Section 33 in its entirety and in lieu thereof, the following language shall be substituted:

             "Section 33. Notices.

             All notices herein provided for shall be sent prepaid by registered or certified mail addressed to the parties, as follows:

ORDINANCE NO. 4025
              ----
PAGE 11
------------------
             To the city:                 City of West Chicago
                                          c/o City Administrator
                                          475 Main Street
                                          West Chicago, Illinois 60185

             With copy to:                Gerald M. Gorski
                                          GORSKI & GOOD
                                          211 S. Wheaton Avenue
                                          Suite 305
                                          Wheaton, Illinois 60187

             To the company:              Jones Spacelink
                                          c/o General Manager
                                          1101 E. Roosevelt Road
                                          Wheaton, Illinois 60187

             With copy to:                Jones Intercable
                                          ATTN: Legal Department
                                          9697 East Mineral Drive
                                          Englewood, Colorado 80112"

        JJ.  By deleting Article I, Section 34 in its entirety.

        KK. By deleting Article I, Section 37 in its entirety and in lieu thereof, the following language shall be substituted:

             "Section 37. Acceptance of franchise.

             (a) The provisions, terms and conditions of the grant of the franchise or any amendment, extension or renewal thereof shall be accepted by the company by written instrument filed with the city clerk within thirty (30) days after the passage and approval of the ordinance providing for such grant, amendment, extension or renewal, unless said time period is extended by the city at its sole discretion.

             (b) The company expressly acknowledges that upon accepting the right, privilege and franchise granted by this ordinance, it did so relying upon its own investigation and understanding of the power and authority of the city in connection with the system and the grant, or any amendment, extension or renewal thereof.

             (c) The company by acceptance of the right, privilege and franchise under the grant, or any amendment, extension or renewal thereof, acknowledges that it has not been induced to act by any understanding or proviso

ORDINANCE NO. 4025
              ----
PAGE 12
------------------
             or other statement whether verbal or written by or on behalf of the city concerning any term or condition of the franchise not expressed herein.

             (d) The company further acknowledges by such acceptance that it has carefully read the terms and conditions of this ordinance and is willing and does accept all reasonable risks of the meaning of the provisions, terms and conditions herein.

             (e) In the event the company shall accept the grant of the franchise, or any amendment, extension or renewal thereof, in accordance with and pursuant to the provisions, terms and conditions of this ordinance, the company shall execute an acceptance in substantially the form as follows:

                   ACCEPTANCE OF CITY OF WEST CHICAGO CABLE
                             TELEVISION FRANCHISE

             Jones Growth Partners, L.P., a Colorado limited partnership d/b/a Jones Spacelink (the "Company"), hereby makes the following express representations to the City of West Chicago, DuPage County, Illinois (the "City"):

             A. The Company has carefully read the terms and conditions of the City of West Chicago Cable Television Franchise Ordinance, as amended, extended and/or renewed by the City's Ordinance No. 4025 (the "Ordinance"), and accepts all of such terms and
                  ----
                  conditions and agrees to abide by the same with respect to its franchise (the "Franchise") to establish, construct, operate and maintain a cable television system within the City.

             B. The company acknowledges that it has carefully read the terms and conditions of the Ordinance and expressly waives any claims that any provisions thereof are unreasonable or arbitrary or void, except as to those provisions which are preempted now or hereafter by superseding provisions of federal or state law.

             C. The Company acknowledges that is has not been induced to accept the Franchise as amended, extended and/or renewed by the Ordinance by any promise, oral or written, or any other consideration, by or on behalf of the City or by any third person, regarding any term or condition of the Ordinance or the Franchise which is not
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ORDINANCE NO. 4025
              ----
PAGE 13
------------------
                  expressed therein.

             D. The Company represents that no promise or inducement, oral or written, has been made to any City employee, agent or official regarding the Ordinance of the Franchise.

             Dated this 24th day of September  , 1997.
                        ----        ---------    ----


                                 Jones Growth Partners, L.P., a
                                 Colorado limited partnership d/b/a
                                 Jones Spacelink,

                                 By: [SIGNATURE ILLEGIBLE]
                                    --------------------------
                                    Title: Group VP/Operations
                                           -------------------
STATE OF COLORADO  )
         --------  ) SS.
COUNTY OF ARAPAHOE )
          --------
          The undersigned, a notary public in and for the County and State aforesaid, does hereby certify that Ruth E. Warren, personally known to me to
                                    --------------
be the same person whose name is subscribed to the above and foregoing instrument, acknowledged before me this 4th day of September, 1997, that s/he
                                        ---        ---------  ----
signed the said instrument as the duly authorized Group VP/Operations of Jones
                                                  -------------------
Growth Partners, L.P. for the uses and purposes set herein set forth.

 [SEAL OF TERRIE R. THOMPSON]         /s/ Terrie R. Thompson
                                      ----------------------

        LL.  By deleting Articles II, III, IV and V in their entirety.

     Section 3. That all other ordinances and resolutions, or parts thereof, in
     ---------
conflict with the provisions of this Ordinance are, to the extent of such conflict, expressly repealed.
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ORDINANCE NO. 4025
              ----
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------------------
     Section 4. That this Ordinance shall be in full force and effect from and
     ---------
after its passage, approval and publication in pamphlet form as provided by law, provided, however, that the extension of the Franchise shall not be effective until Jones has filed its unconditional acceptance thereof with the City Clerk, in substantially the form attached hereto as Exhibit "A" and incorporated herein by reference.

PASSED this, 2nd day of  September, 1997.
             ---         ---------


Alderman D. Santiago   AYE    Alderman J. Smith    ABSENT
                       ---                         ------
Alderman M. Fortner    AYE    Alderman T. Merrion  AYE
                       ---                         ---
Alderman R. Berendson  AYE    Alderman E. Wind     AYE
                       ---                         ---
Alderman D. Sabathne   AYE    Alderman W. Woodward AYE
                       ---                         ---
Alderman J. Handel     ABSENT Alderman B. Douglass AYE
                       ------                      ---

APPROVED as to form: [SIGNATURE ILLEGIBLE]
                     ---------------------------------
                             City Attorney

APPROVED this 2nd  day of  September  , 1997.
              ---          ---------

                        [SIGNATURE ILLEGIBLE]
                      --------------------------------
                                 Mayor
ATTEST:

/s/ Nancy M. Smith
------------------
City Clerk

PUBLISHED: 9-10-97

                              ORDINANCE NO. 4025
                                 EXHIBIT "A"
                                 -----------

                   ACCEPTANCE OF CITY OF WEST CHICAGO CABLE
                             TELEVISION FRANCHISE

Jones Growth Partners, L.P., a Colorado limited partnership d/b/a Jones Spacelink (the "Company") hereby makes the following express representations to the City of West Chicago, DuPage County, Illinois (the "City"):

A. The Company has carefully read the terms and conditions of the City of West Chicago Cable Television Franchise Ordinance, as amended, extended and/or renewed by the City's Ordinance No. ___________ (the "Ordinance"), and accepts all of such terms and conditions and agrees to abide by the same with respect to its franchise (the "Franchise") to establish, construct, operate and maintain a cable television system within the City.

B. The Company acknowledges that it has carefully read the terms and conditions of the Ordinance and expressly waives any claims that any provisions thereof are unreasonable or arbitrary or void, except as to those provisions which are preempted now or hereafter by superseding provisions of federal or state law.

C. The Company acknowledges that is has not been induced to accept the Franchise as amended, extended and/or renewed by the Ordinance by any promise, oral or written, or any other consideration, by or on behalf of the City or by any third person, regarding any term or condition of the Ordinance or the Franchise which is not expressed therein.

D. The Company represents that no promise or inducement, oral or written, has been made to any City employee, agent or official regarding the Ordinance of the Franchise.

Dated this 24th day of September, 1997.

                                   Jones Growth Partners, L.P., a
                                   Colorado limited partnership d/b/a
                                   Jones Spacelink,

                                   By: /s/ Ruth Warren
                                      -----------------------------
                                      Title: Group VP/Operations
STATE OF COLORADO  )                        -----------------------
COUNTY ARAPAHOE    )

          The undersigned, a notary public in and for the County and State aforesaid, does hereby certify that Ruth E. Warren, personally known to me to be the same person whose name is subscribed to the above and foregoing instrument, acknowledged before me this 24th day of September, 1997, that s/he signed the said instrument as the duly authorized Group VP/Operations of Jones Growth Partners, L.P. for the uses and purposes herein set forth.

 [SEAL OF TERRIE R. THOMPSON]         /s/ Terrie R. Thompson
                                     -----------------------